UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 30, 2007

MOTHERS WORK, INC.

(Exact name of Registrant as specified in Charter)

Delaware	0-21196	13-3045573
(State or Other Jurisdiction of Incorporation or Organization)	Commission File number	(I.R.S. Employer Identification Number)

456 North 5th Street
Philadelphia, PA 19123
(Address of Principal Executive Offices)

(215) 873-2200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02                                                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 30, 2007 (the “Agreement Date”), Mothers Work, Inc. (the “Company”) entered into an agreement with David Mangini (the “Separation Agreement”) providing for Mr. Mangini’s resignation as Executive Vice President of Merchandising of the Company, effective at a future date selected by the Company (the “Separation Date”). A copy of the Separation Agreement is filed with this report as Exhibit 10.1 and is incorporated herein by reference. A copy of a press release issued by the Company regarding Mr. Mangini’s resignation is filed with this report as Exhibit 99.1 and is incorporated herein by reference.

The summary of the Separation Agreement set forth below is qualified in its entirety by reference to the text of the Separation Agreement.

Under the Separation Agreement and subject to certain terms and conditions set forth therein, the Company and Mr. Mangini agreed to, among other items, the following:

1.               Mr. Mangini will remain in his position and continue to provide services as an employee, including transition services, between the Agreement Date and the Separation Date.

2.               Once the Company selects a Separation Date, Mr. Mangini will, from that date forward, no longer be employed by the Company but will serve as a consultant to the Company.

3.               Mr. Mangini will be available to serve as a full-time consultant to the Company for up to one year after the Separation Date.

4.               In exchange for the consulting services, Mr. Mangini will be paid on a bi-weekly basis based on an annual rate of $502,745.  Mr. Mangini will continue to receive these consulting payments for up to one year so long as he remains available to the Company as a consultant on a full-time basis during the one year period.

5.               The Company will pay for Mr. Mangini’s health benefits for one year after the Separation Date.

6.               All unvested shares of restricted stock held by Mr. Mangini on the Separation Date will be forfeited by Mr. Mangini in accordance with the Company’s 2005 Equity Incentive Plan.

7.               Mr. Mangini will have 90 days after the Separation Date to exercise any vested stock options he holds.  Any unvested options he holds on the Separation Date will be forfeited.

8.               Mr. Mangini agrees not to engage in certain competitive activities for twenty-four (24) months following the one year anniversary of the Separation Date. In addition, the Separation Agreement includes Mr. Mangini’s general release of claims against the Company.

9.               The Separation Agreement may be rescinded by Mr. Mangini as required by applicable law.

Item 9.01                     Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Separation, Transition and Release Agreement with David Mangini, dated July 30, 2007.

99.1	Press Release dated July 30, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: July 30, 2007	MOTHERS WORK, INC.

	By:	/s/ Edward M. Krell
Edward M. Krell
Chief Operating Officer & Chief Financial Officer